UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2018

GRUBHUB INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36389	46-2908664
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. Washington Street, Suite 2100, Chicago, Illinois		60602
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 585-7878

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.01. Completion of Acquisition or Disposition of Assets

On September 13, 2018, pursuant to the Agreement and Plan of Merger, dated as of July 24, 2018 (the “Merger Agreement”), by and among Grubhub Inc. (the “Company”), Grubhub Holdings Inc. (“Grubhub Holdings”), Lobster Merger Sub Inc., SCVNGR, Inc. d/b/a LevelUp (“LevelUp”), and Shareholder Representative Services LLC (solely in its capacity as Securityholders’ Representative), Grubhub Holdings completed its previously announced acquisition of LevelUp (the “Acquisition”). The aggregate consideration was approximately $390 million, subject to customary adjustments, and consisted of approximately $374 million in cash and assumption by the Company of unvested incentive stock options held by LevelUp employees.

Item 7.01.  Regulation FD Disclosure

On September 13, 2018, the Company issued a press release announcing that it has completed the Acquisition. The Company also announced the signing of a definitive agreement to acquire certain assets of 11 franchisee-owned OrderUp food delivery markets across California, Colorado, Indiana, Missouri, Oregon, Oklahoma, and Virginia. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information furnished herewith pursuant to Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing of the Company under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date of this Current Report, regardless of any general incorporation by reference language in such filing except as otherwise expressly stated in such a filing.

Item 9.01.  Financial Statements and Exhibits

(a)Financial Statements of Businesses Acquired.

The Company intends to file the financial statements of LevelUp required by this Item 9.01(a) as part of an amendment to this Current Report on Form 8-K or otherwise not later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K is required to be filed.

(b)Pro Forma Financial Information.

The Company intends to file the financial information required by this Item 9.01(b) as part of an amendment to this Current Report on Form 8-K or otherwise not later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K is required to be filed.

(d)Exhibits.

Exhibit Number	Description

99.1	Press Release issued by Grubhub Inc. on September 13, 2018.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Grubhub Inc. on September 13, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GRUBHUB INC.

Date: September 13, 2018	By:	/s/ Adam DeWitt
Adam DeWitt
Chief Financial Officer